                                                                    EXHIBIT 10.3


                    FORM OF INVESTMENT AGREEMENT COUNTERPART

                  This Investment Agreement Counterpart is made this 17th day of December, 1996, among _____________, ("Investor," see attached Schedule of Investors ) Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("GTCR"), Principal Hospital Company, a Delaware corporation ("Principal"), and Brim, Inc., an Oregon corporation ("Brim").

                  GTCR, Principal and Brim are parties to an Investment Agreement, dated as of November 21, 1996 (the "Investment Agreement"), a copy of which is attached hereto. GTCR desires to assign certain of its rights and obligations under the Investment Agreement to Investor, pursuant to Section 4.08(f) and 10.02 of the Investment Agreement, and Investor desires to accept such rights and obligations. Capitalized terms used and not defined herein shall have the respective meanings assigned such terms in the Investment Agreement.

                  The parties hereto agree as follows:


                  1. GTCR hereby assigns its right to purchase from Brim ____ shares of Junior Preferred Stock at a purchase price of $1,000 per share and ______ shares of Common Stock at a purchase price of $1 per share to Investor, and Investor hereby accepts such right. Investor shall be subject to all rights and obligations of GTCR under the Investment Agreement with respect to such shares.

                  2. Investor agrees to be bound by the terms of the Investment Agreement, and confirms that all representations and warranties made by GTCR pursuant to Paragraph 4.08 of the Investment Agreement are true and correct with respect to Investor as of the date hereof.

                  3. Investor further represents and warrants to GTCR that:

                  (a) the stock to be acquired by Investor pursuant to this Counterpart (the "Stock") will be acquired for Investor's account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                  (b) Investor is able to bear the economic risk of his investment in the Stock for an indefinite period of time because the Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

                  (c) Investor has received a copy of the Investment Agreement, and has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Stock and has had full access to such other information concerning Brim as Investor has requested; and

                  (d) Investor is an executive officer of Brim, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Stock.

                  4.       Investor acknowledges and agrees that:

                  (a) neither the issuance of the Stock to the undersigned nor any provision contained herein shall entitle Investor to remain in the employment of Brim and its Subsidiaries or affect the right of the Brim to terminate the Investor's employment at any time for any reason; and

                  (b) Brim shall have no duty or obligation to disclose to Investor and Investor shall have no right to be advised of, any material information regarding Brim and its Subsidiaries at any time prior to, or in connection with the repurchase of the Stock upon the termination of Investor's employment with Brim and its Subsidiaries or as otherwise provided hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Counterpart on the date first written above.



                                    GOLDER, THOMA, CRESSEY, RAUNER
                                    FUND IV, L.P.

                                    By:  GTCR IV, L.P., its General Partner

                                    By:  Golder, Thoma, Cressey, Rauner, Inc.,
                                    Its: General Partner

                                    By:  /s/ Bruce V. Rauner
                                         ---------------------------------------
                                    Its: Principal


                                    --------------------------------------------
                                    [Investor]

Acknowledged and Agreed to:

BRIM, INC.

By   /s/ A. E. Brim
    --------------------------
Its President
    --------------------------


PRINCIPAL HOSPITAL COMPANY

By  /s/ Martin S. Rash
    --------------------------
Its Chief Executive Officer
    --------------------------

                              SCHEDULE OF INVESTORS



-------------------------------------------------------------------------------------------
          Name                    Shares of Preferred Stock          Shares of Common Stock
          ----                    -------------------------          ----------------------
-------------------------------------------------------------------------------------------
Leeway & Co.                                3,752                            375,200
-------------------------------------------------------------------------------------------
First Union Corporation of                     48                              4,800
Virginia
-------------------------------------------------------------------------------------------
Martin S. Rash                                103                             10,300
-------------------------------------------------------------------------------------------
Richard D. Gore                               192                            192,000
-------------------------------------------------------------------------------------------
AmSouth Bancorporation                         48                             48,000
-------------------------------------------------------------------------------------------